EXHIBIT 32.2:  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

       In connection with the accompanying Quarterly report on Form 10-Q of Magna-Lab, Inc. for the quarter ended May 31, 2010, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	such Quarterly report on Form 10-Q for the quarter ended May 31, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in such Quarterly report on Form 10-Q for the quarter ended May 31, 2010 fairly presents, in all material respects, the financial condition and results of operations of Magna-Lab, Inc.

July 14, 2010	/s/ Kenneth C. Riscica
Name: Kenneth C. Riscica
Title: Treasurer & Secretary (principal financial officer)